                                                                   EXHIBIT 5(a)

WADDELL & REED ADVISORS RETIREMENT BUILDER II
INDIVIDUAL VARIABLE ANNUITY APPLICATION

MINNESOTA LIFE INSURANCE COMPANY - A Securian Company     Fax 651-665-7942  [COMPANY LOGO]
Securian Annuity Services . A1-9999                       1-800-362-3141
400 Robert Street North . St. Paul, Minnesota 55101-2098  www.securian.com

--------------------------------------------------------------------------------

1. CONTRACT TYPE
[_] B Series  [_] L Series

--------------------------------------------------------------------------------

2. PLAN TYPE

[_] Traditional IRA - Tax year____________  [_] Non-Qualified
[_] Roth IRA - Tax year___________________  [_] Under the____________  (state) UTMA/UGMA
[_] SEP IRA - Tax year____________________
[_] Inherited IRA - Relationship______________________________

--------------------------------------------------------------------------------

3. OWNER

For UTMA/UGMA enter custodian's information here.

For TRUSTS: Only provide the title of the trust. Do not include the name of the trustee.

Individual name (first, middle initial, last, suffix), trust title, or entity
                                                                                     [_] Male       [_] Female    [_] Entity
-------------------------------------------------------------------------------------
Date of birth or date of trust                   Tax I.D. (SSN or TIN)
                                                                                     US citizen:    [_] Yes       [_] No
---------------------------------------          ------------------------------------
Physical address (no P.O. Boxes)

-----------------------------------------------------------------------------------------------------------------------------
City                                                                                 State          Zip code

-----------------------------------------------------------------------------        -------------  -------------------------
Mailing Address (if different than physical address)               City                             State         Zip code

-----------------------------------------------------------        -------------------------------  ------------  -----------
Email address                                                                        Telephone number

-----------------------------------------------------------------------------        ----------------------------------------

--------------------------------------------------------------------------------

4. JOINT OWNER (IF APPLICABLE)

Individual name (first, middle initial, last, suffix)
                                                                                      [_] Male       [_] Female
--------------------------------------------------------------------------------------
Date of birth             Tax I.D. (SSN)                       Relationship to owner
                                                                                      US citizen:    [_] Yes       [_] No
--------------------      -------------------                  -----------------------
Physical address (no P.O. Boxes)

----------------------------------------------------------------------------------------------------------------------------
City                                                                                  State          Zip code

---------------------------------------------------------------                       -------------  -----------------------
Mailing Address (if different than physical address)           City                                  State         Zip code

-----------------------------------------------------          -----------------------               ------------  ---------
Email address                                                                         Telephone number

---------------------------------------------------------------                       --------------------------------------

--------------------------------------------------------------------------------


 [BAR CODE]                                                         [BAR CODE]
 IAN000064                                                              1
                           Application - Page 1 of 7
 ICC16-70312

--------------------------------------------------------------------------------

5. ANNUITANT

Complete only if the individual annuitant is not the same as owner.

For UTMA/UGMA, enter minor's information here.

Individual name (first, middle initial, last, suffix)
                                                                                      [_] Male       [_] Female
--------------------------------------------------------------------------------------
Date of birth             Tax I.D. (SSN)                       Relationship to owner
                                                                                      US citizen:    [_] Yes       [_] No
--------------------      -------------------                  -----------------------
Physical address (no P.O. Boxes)

----------------------------------------------------------------------------------------------------------------------------
City                                                                                  State          Zip code

---------------------------------------------------------------                       -------------  -----------------------
Mailing Address (if different than physical address)           City                                  State         Zip code

-----------------------------------------------------          -----------------------               ------------  ---------
Email address                                                                         Telephone number

---------------------------------------------------------------                       --------------------------------------

--------------------------------------------------------------------------------

6. JOINT ANNUITANT (IF APPLICABLE)

Complete only if the joint annuitant is not the same as the joint owner.

If IRA and selecting a Joint Living Benefit Rider, do not list Joint Annuitant. Instead, list spouse as sole beneficiary.

Individual name (first, middle initial, last, suffix)
                                                                                      [_] Male       [_] Female
--------------------------------------------------------------------------------------
Date of birth             Tax I.D. (SSN)                       Relationship to owner
                                                                                      US citizen:    [_] Yes       [_] No
--------------------      -------------------                  -----------------------
Physical address (no P.O. Boxes)

----------------------------------------------------------------------------------------------------------------------------
City                                                                                  State          Zip code

---------------------------------------------------------------                       -------------  -----------------------
Mailing Address (if different than physical address)           City                                  State         Zip code

-----------------------------------------------------          -----------------------               ------------  ---------
Email address                                                                         Telephone number

---------------------------------------------------------------                       --------------------------------------

--------------------------------------------------------------------------------

7. BENEFICIARY(IES) **UNLESS OTHERWISE INDICATED, ALL DESIGNATED BENEFICIARIES WILL BE CONSIDERED PRIMARY BENEFICIARIES WITH EQUAL SHARES.**

Primary beneficiary designations must total 100%.

Contingent beneficiary designations must total 100%.

For TRUSTS: Only provide the title of the trust. Do not include the name of the trustee.

Name
                                                                                     [_] Male        [_] Female  [_] Entity
-------------------------------------------------------------------------------
Date of birth or date of trust                    Tax I.D. (SSN or TIN)

--------------------------------------------      --------------------------------------------------------------------------
Relationship to owner                             Type of beneficiary                                Percentage
                                                  [_] Primary  [_] Contingent                                             %
--------------------------------------------                                                         -----------------------
Address                                           City                               State           Zip code

--------------------------------------------      -----------------------------      ----------      -----------------------
Email address                                     Telephone number

--------------------------------------------      --------------------------------------------------------------------------

--------------------------------------------------------------------------------

 [BAR CODE]                                                         [BAR CODE]
 IAN000064                                                              1
                           Application - Page 2 of 7
 ICC16-70312

Name
                                                                                     [_] Male        [_] Female  [_] Entity
-------------------------------------------------------------------------------
Date of birth or date of trust                    Tax I.D. (SSN or TIN)

--------------------------------------------      --------------------------------------------------------------------------
Relationship to owner                             Type of beneficiary                                Percentage
                                                  [_] Primary  [_] Contingent                                             %
--------------------------------------------                                                         -----------------------
Address                                           City                               State           Zip code

--------------------------------------------      -----------------------------      ----------      -----------------------
Email address                                     Telephone number

--------------------------------------------      --------------------------------------------------------------------------

Name
                                                                                     [_] Male        [_] Female  [_] Entity
-------------------------------------------------------------------------------
Date of birth or date of trust                    Tax I.D. (SSN or TIN)

--------------------------------------------      --------------------------------------------------------------------------
Relationship to owner                             Type of beneficiary                                Percentage
                                                  [_] Primary  [_] Contingent                                             %
--------------------------------------------                                                         -----------------------
Address                                           City                               State           Zip code

--------------------------------------------      -----------------------------      ----------      -----------------------
Email address                                     Telephone number

--------------------------------------------      --------------------------------------------------------------------------

Name
                                                                                    [_] Male        [_] Female  [_] Entity
------------------------------------------------------------------------------
Date of birth or date of trust                   Tax I.D. (SSN or TIN)

--------------------------------------------     --------------------------------------------------------------------------
Relationship to owner                            Type of beneficiary                                Percentage
                                                 [_] Primary  [_] Contingent                                             %
--------------------------------------------                                                        -----------------------
Address                                          City                               State           Zip code

--------------------------------------------     -----------------------------      ----------      -----------------------
Email address                                    Telephone number

--------------------------------------------     --------------------------------------------------------------------------

--------------------------------------------------------------------------------

 [BAR CODE]                                                         [BAR CODE]
 IAN000064                                                              1
                           Application - Page 3 of 7
 ICC16-70312

8. SPECIAL INSTRUCTIONS

--------------------------------------------------------------------------------

9. OPTIONAL LIVING BENEFIT RIDERS (ADDITIONAL CHARGES APPLY - SEE PROSPECTUS)

Issue age min/max:
Ascend       45/80
Core Flex    45/80
Summit       55/80
Value        35/80
Plus 90       0/80

If selecting a joint option on a qualified plan, the spouse must be the sole primary beneficiary.

Please choose only one from the rider list below:

GLWB RIDERS:

   [_] MyPath Ascend 2.0 - Single (not available with a death benefit rider)
   [_] MyPath Ascend 2.0 - Joint (not available with a death benefit rider)
   [_] MyPath Core Flex - Single
   [_] MyPath Core Flex - Joint
   [_] MyPath Summit - Single (not available with a death benefit rider)
   [_] MyPath Summit - Joint (not available with a death benefit rider)
   [_] MyPath Value - Single
   [_] MyPath Value - Joint

GMAB RIDERS:

   [_] SureTrack Plus 90 (not available with a death benefit rider)

--------------------------------------------------------------------------------

10. OPTIONAL DEATH BENEFIT RIDERS (ADDITIONAL CHARGES APPLY--SEE PROSPECTUS)

Issue age max:
MyPath HA  70
PDB II     75
HAV II     75
EEB II     75
PPDB       70

IF YOU ARE ELECTING EITHER THE MYPATH CORE FLEX OR MYPATH VALUE RIDER AND WISH TO ELECT AN OPTIONAL DEATH BENEFIT UNDER THE RIDER, YOU MAY SELECT THE OPTION
BELOW:

   [_] MyPath Highest Anniversary Death Benefit**

       ** The corresponding single or joint Death Benefit rider will be added to your contract based on the rider chosen.

IF YOU ARE NOT ELECTING A RIDER FROM THE OPTIONAL LIVING BENEFIT RIDERS SECTION, AND WISH TO ELECT AN OPTIONAL DEATH BENEFIT RIDER(S), YOU MAY CHOOSE FROM THE OPTIONS BELOW:

   [_] Premier II Death Benefit (PDB II)
   [_] Highest Anniversary Value II Death Benefit (HAV II)
   [_] Estate Enhancement Benefit II (EEB II)
   [_] Premier Protector Death Benefit (PPDB)*

       * To elect the Premier Protector Death Benefit, both Owner(s) and Annuitant(s) must be able to answer `No' to both of the following questions:

           [_] Yes  [_] No  Are you currently residing in a nursing home or skilled nursing facility?
           [_] Yes  [_] No  Are you currently unable to perform, without assistance, one or more of the activities of daily living (bathing,
                            continence, dressing, toileting, eating, and transferring)?

--------------------------------------------------------------------------------

11. STATEMENT REGARDING EXISTING POLICIES OR ANNUITY CONTRACTS

If yes, a State Replacement form is required to be signed, dated and enclosed with this application for most states.

Do you have any existing life insurance or annuity contracts?                                    [_] Yes  [_] No
Will the contract applied for replace or change an existing life insurance or annuity contract?
If yes, complete the section below.                                                              [_] Yes  [_] No

                                                  LIFE/  POLICY/CONTRACT  YEAR
COMPANY NAME                                     ANNUITY     NUMBER      ISSUED
------------                                     ------- --------------- ------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


 [BAR CODE]                                                         [BAR CODE]
 IAN000064                                                              1
                           Application - Page 4 of 7
 ICC16-70312

--------------------------------------------------------------------------------

12. PURCHASE PAYMENT METHOD

Minimum purchase payment:

Non-Qualified:
B Series = $10,000
L Series = $10,000

Qualified:
B Series = $5,000
L Series = $10,000

Make checks payable to Minnesota Life.

Approximate amount $ ___________________ Purchase Payment submitted via:

[_] Check with Application
[_] Client initiated Rollover
[_] Direct Transfer/Rollover
[_] 1035 Exchange
[_] Non-Qualified Transfer

--------------------------------------------------------------------------------

13. NOTICE TO APPLICANT

Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.

--------------------------------------------------------------------------------

14. ELECTRONIC PROSPECTUS AUTHORIZATION

[_] Yes   [_] No   If "Yes" is selected, please provide the owner's email
address on page one.

I would like to receive electronic copies of the variable annuity and/or variable life insurance prospectus(es), privacy policies, underlying fund company prospectus(es) and supplements, underlying fund semiannual and annual reports and supplements rather than paper copies. I understand I will receive a communication directing me to the Minnesota Life internet website address where the documents will be available, be notified when new, updated prospectuses, privacy policies, reports and supplements for contracts become available, and continue to receive my statements in the mail. I understand and acknowledge that I have the ability to access the internet and will need Adobe Acrobat Reader in order to view the documents, am responsible for any subscription fees an internet service provider might charge for internet access, (Minnesota Life does not charge a fee for electronic delivery), may request specific documents in paper form at any time without revoking this consent, and can revoke this consent at any time by calling Minnesota Life's Service Center at 1-800-362-3141 or writing to the address PO Box 64628, St. Paul, MN 55164-0628. If I need to correct or change my email address, I will contact Minnesota Life at the previously stated telephone number or mailing address. I also understand that Minnesota Life will rely on my signature as consent to receive all of the above mentioned disclosure documents for all Minnesota Life products currently owned and any purchased in the future, until this consent is revoked.

--------------------------------------------------------------------------------

 [BAR CODE]                                                         [BAR CODE]
 IAN000064                                                              1
                           Application - Page 5 of 7
 ICC16-70312

15. OWNER SIGNATURES

I ACKNOWLEDGE THAT I HAVE RECEIVED AND UNDERSTAND THE CURRENT PROSPECTUS. I UNDERSTAND THAT ALL PAYMENTS AND VALUES PROVIDED BY THIS CONTRACT, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A VARIABLE ANNUITY ACCOUNT, ARE VARIABLE, MAY INCREASE OR DECREASE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

If I am an active duty member of the United States Armed Forces (including active duty military reserve personnel), I confirm that this application was not solicited and/or signed on a military base or installation, and I have received from the registered representative the Military Personnel Financial Services Disclosure for Annuity Sales (form F72467) disclosure required by
Section 10 of the Military Personnel Financial Services Protection Act.

I/we represent that the statements and answers in this application are full, complete, and true to the best of my/our knowledge and belief. I/we agree that they are to be considered the basis of any contract issued to me/us. I/we have read and agree with the applicable statements. The representative left me/us the original or a copy of the written or printed communications used in this presentation.

Contract owner's signature                                              Date

X
-------------------------------------------------------------------     ------
Signed in (city)                                                        State

-------------------------------------------------------------------     ------
Joint contract owner's signature                                        Date

X
-------------------------------------------------------------------     ------
Signed in (city )                                                       State

-------------------------------------------------------------------     ------

--------------------------------------------------------------------------------

16. TO BE COMPLETED BY REPRESENTATIVE/AGENT

[_] Yes  [_] No           Do you have offices in or conduct business in the state of New York?

[_] Yes  [_] No  [_] N/A  If yes, I certify I comply with the Minnesota Life Sales Activities Requirements for Advisors With
                          Offices in or Conduct Business in New York.

By signing this form, I certify that:

1. The applicant's Statement Regarding Existing Policies or Annuity Contracts has been answered correctly to the best of my knowledge and belief.

2. The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate to the best of my knowledge and belief.

3. No written sales materials were used other than those furnished by the Home Office.

4. I have provided the Owner with all appropriate disclosures including the Variable Buyer's Guide as applicable.

5. I believe the information provided by this client is true and accurate to the best of my knowledge and belief.

COMPENSATION OPTIONS:

Please only select one option.

B SERIES                                    L SERIES
[_] A     [_] B     [_] C     [_] D         [_] A    [_] B    [_] C    [_] D


 [BAR CODE]                                                         [BAR CODE]
 IAN000064                                                              1
                           Application - Page 6 of 7
 ICC16-70312

All representatives/ agents involved in this sale must sign this application.

Representative/ agent split must total 100%.

Representative/agent name (print)         Representative/agent code

                                                                                  %
------------------------------------      --------------------------      ----------
Representative/agent signature

X
------------------------------------------------------------------------------------
Representative/agent name (print)         Representative/agent code

                                                                                  %
------------------------------------      --------------------------      ----------
Representative/agent signature

X
------------------------------------------------------------------------------------
Representative/agent name (print)         Representative/agent code

                                                                                  %
------------------------------------      --------------------------      ----------
Representative/agent signature

X
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

17. TO BE COMPLETED BY BROKER--DEALER (IF APPLICABLE)

Broker - dealer name

-------------------------------------------------------------------------------
Signature of authorized dealer                                             Date

X
---------------------------------------------------------------------      ----
Principal signature                                                        Date

X
---------------------------------------------------------------------      ----
Special note

-------------------------------------------------------------------------------

 [BAR CODE]                                                         [BAR CODE]
 IAN000064                                                              1
                           Application - Page 7 of 7
 ICC16-70312